Exhibit 10.2

WELLS MID-HORIZON VALUE-ADDED FUND I, LLC

Up to 150,000 Shares of Membership Interests

DEALER-MANAGER AGREEMENT

September 15, 2005

Wells Investment Securities, Inc.

6200 The Corners Parkway

Norcross, Georgia 30092-3365

Ladies and Gentlemen:

Wells Mid-Horizon Value-Added Fund I, LLC, a Georgia limited liability company (the “Company”), is offering for sale, on a confidential private placement basis, to “accredited investors” as that term is defined in Rule 501 of Regulation D promulgated pursuant to the Securities Act of 1933, as amended (“Securities Act”), up to 150,000 shares of its membership interests (the “Shares”). The Company desires for Wells Investment Securities, Inc. (the “Dealer-Manager” or “you”) to act as its agent in connection with the offer and sale of the Shares to such investors (the “Offering”). Except as described in the Offering Memorandum (as defined below) or in Section 5.4 hereof, the Shares are to be sold for a per Share cash price, subject to the reductions described immediately following paragraphs, as follows:

Distribution Channel	Price Per Share
Registered Investment Advisers	$ 952.50
Broker/Dealers	$1,000.00

The $952.50 sales price per Share for sales by Registered Investment Advisers reflects the Dealer-Manager’s agreement to waive selling commissions and a portion of its Dealer-Manager fee on such sales as described below. The sales price per Share by the Dealer-Manager to certain persons who are employees of a Company affiliate (or immediate family members of such employees) shall be further reduced to $945 per Share, which reflects the Dealer-Manager’s agreement to waive its entire Dealer-Manager fee for purchases of Shares by such persons.

The price per Share on sales by Broker/Dealers shall be reduced for certain volume purchases of Shares as described elsewhere in this Agreement, which reflects a reduction in the selling commissions payable to the Dealer-Manager with respect to such volume purchases.

In connection with the sale of the Shares, the Company hereby agrees with you, as the Dealer-Manager, as follows:

1.

Representations and Warranties of the Company. As an inducement to the Dealer-Manager to enter into this Agreement, the Company represents and warrants to the Dealer-Manager, each broker/dealer registered with the National Association of Securities Dealers, Inc. (“NASD”) with whom the Dealer-Manager enters into a Selected Dealer Agreement in the form attached to this Agreement as Exhibit A (said broker/dealers being hereinafter referred to as the “Broker/Dealers”), and each investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”), with whom the Dealer-Manager enters into an RIA Placement Agreement in the form attached to this Agreement as Exhibit B (said registered investment advisers being hereinafter referred to as the “Registered Investment Advisers”), that:

1.1.

The Company has prepared a Confidential Private Placement Memorandum, which is comprised of the Confidential Private Placement Circular, together with the Confidential Supplemental Disclosure Memorandum, each dated September 15, 2005 (and as the same may be amended and supplemented, the “Offering Memorandum”) in accordance with requirements of the Securities Act, and applicable rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (“SEC”) promulgated thereunder, for the conduct of a private offering exclusively to accredited investors pursuant to the exemption from registration under the Securities Act contained in Rule 506 of Regulation D of the SEC.

1.2.

On the date hereof and on the date the Minimum Offering (as defined in this Agreement) is obtained, the Offering Memorandum complied or will comply with applicable requirements of the Securities Act and the Rules and Regulations. The Offering Memorandum does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. On the date of the Offering Memorandum, and on the date the Minimum Offering is obtained, the Offering Memorandum did not or will not, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing provisions of this Section 1.2 will not extend to such statements contained in or omitted from the Offering Memorandum, as amended or supplemented, as are primarily within the knowledge of the Dealer-Manager or any of the Broker/Dealers or Registered Investment Advisers and are based upon information furnished by any such person in writing to the Company specifically for inclusion therein.

1.3.

No order preventing or suspending the use of the Offering Memorandum has been issued, and no proceedings for that purpose are pending, threatened or, to the knowledge of the Company, contemplated by the SEC; and to the knowledge of the Company, no order suspending the offering of the Shares in any jurisdiction has been issued, and no proceedings for that purpose have been instituted or threatened or are contemplated.

1.4.	The Company intends to use the funds received from the sale of the Shares as set forth in the Offering Memorandum.

1.5.

The Company has full legal right, power and authority to enter into this Agreement and to perform the transactions contemplated hereby, and the Company has duly authorized, executed and delivered this Agreement.

1.6.

The execution and delivery of this Agreement, the consummation of the transactions herein contemplated and the compliance with the terms of this Agreement by the Company will not conflict with or constitute a default or violation under any charter, operating agreement, contract, indenture, mortgage, deed of trust, lease, rule, regulation, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company, except to the extent that the enforceability of the indemnity and contribution provisions contained in Section 6 of this Agreement may be limited under applicable securities laws.

1.7.

No consent, approval, authorization or other order of any governmental authority is required in connection with the execution or delivery by the Company of this Agreement or the issuance and sale by the Company of the Shares, except such as may be required under the securities laws of certain states, if any, that we have identified to you.

1.8.

The Shares have been duly authorized and, upon payment therefor as provided in this Agreement, will be validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Offering Memorandum.

2.	Representations and Warranties of the Dealer-Manager. As an inducement to the Company to enter into this Agreement, the Dealer-Manager represents and warrants to the Company that:

2.1.

The Dealer-Manager is a member of the NASD in good standing and is a broker/dealer registered as such under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and under the securities laws of the states in which the Shares are to be offered and sold. The Dealer-Manager and its employees and representatives have all required licenses and registrations to act under this Agreement.

2.2.

The Dealer-Manager has full legal right, power and authority to enter into this Agreement and to perform the transactions contemplated hereby, and the Dealer-Manager has duly authorized, executed and delivered this Agreement.

2.3.

The execution and delivery of this Agreement, the consummation of the transactions herein contemplated and the compliance with the terms of this Agreement by the Dealer-Manager will not conflict with or constitute a default or violation under any charter, by-law, contract, indenture, mortgage, deed of trust, lease, rule, regulation, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Dealer-Manager, except to the extent that the enforceability of the indemnity and contribution provisions contained in Section 6 of this Agreement may be limited under applicable securities laws.

2.4.	No consent, approval, authorization or other order of any governmental authority is required in connection with the execution, delivery or performance by the Dealer-Manager of this Agreement.

2.5.

The information under the caption “Plan of Distribution” in the Offering Memorandum and all other information furnished to the Company by the Dealer-Manager in writing for inclusion in the Offering Memorandum or for specific other use in connection therewith does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

3.	Covenants of the Company. The Company covenants and agrees with the Dealer-Manager that:

3.1.

The Company will, at no expense to the Dealer-Manager, furnish the Dealer-Manager with such number of printed and numbered (and/or otherwise coded) copies of the Offering Memorandum, including all amendments, supplements and exhibits thereto, as the Dealer-Manager may reasonably request. The Company will similarly furnish to the Dealer-Manager and others designated by the Dealer-Manager as many copies of this Agreement and any printed sales literature or other materials approved by the Company (and its counsel) for use in connection with the private offering of the Shares, as the Dealer-Manager may reasonably request in connection with the offering of the Shares.

3.2.

The Company will furnish such information and execute and file such documents as may be necessary for the Company to qualify the offer and sale of the Shares for an exemption from the registration and qualification provisions under the securities laws of such jurisdictions as the Dealer-Manager may reasonably designate and will file and make in each year such statements and reports as may be required therefor or in connection therewith. The Company will furnish to the Dealer-Manager a copy of such papers filed by the Company in connection with any such exemption from qualification or registration.

3.3.

The Company will: (a) furnish copies of any proposed amendment or supplement of the Offering Memorandum to the Dealer-Manager and (b) if at any time the SEC shall issue any stop order suspending or enjoining the offer and sale of the Shares, or any state securities administration shall issue any order or take other action to suspend or enjoin the sale of the Shares, the Company will promptly notify the Dealer-Manager and will use its best efforts to obtain the lifting of such order or to prevent such other action at the earliest possible time.

3.4.

If at any time when a private placement memorandum is required to be delivered under the Securities Act any event occurs as a result of which, in the opinion of either the Company or the Dealer-Manager, the Offering Memorandum would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in view of the circumstances under which they were made, not misleading, the Company will promptly notify the Dealer-Manager thereof (unless the information shall have been received from the Dealer-Manager) and will effect the preparation of an amendment or supplement to the Offering Memorandum that will correct such statement or omission.

3.5.

The Company will comply with all requirements imposed upon it by the Securities Act and the Exchange Act, by the rules and regulations of the SEC promulgated thereunder as from time to time in effect, and by all state securities laws and regulations of those states in which an exemption from the qualification or registration provisions has been obtained, to permit the continuance of offers and sales of the Shares in accordance with the provisions hereof and of the Offering Memorandum.

3.6.

With respect to the covenant of the Dealer-Manager in Section 4.5, the Company agrees to make available appropriate personnel or representatives (authorized to act on behalf of the Company) to respond to questions or requests by potential investors or the Dealer-Manager as contemplated by such Section 4.5.

3.7.

The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (a) the preparation and printing of the Offering Memorandum and of each amendment or supplement thereto, (b) the preparation and delivery to the Dealer-Manager of this Agreement, the Selected Dealer Agreement, the RIA Placement Agreement and such other documents as may be required in connection with the offering, sale, issuance and delivery of the Shares, (c) the fees and disbursements of the Company’s counsel, accountants and other advisors, (d) the fees and expenses related to the exemption of the offer and sale of the Shares from the registration and qualification provisions under securities laws of such applicable jurisdictions in accordance with the provisions of Section 3.2 hereof, including the fees and disbursements of counsel in connection with the preparation of any Blue Sky survey and any supplement thereto, (e) the printing and delivery to the Dealer-Manager of copies of the Offering

Memorandum, and (f) the costs and expenses of the Company relating to investor presentations undertaken in connection with the offering of the Shares, including, without limitation, expenses associated with the production of slides and graphics, fees and expenses of any consultants engaged in connection with presentations with the prior approval of the Company, and travel and lodging expenses of the representatives of the Company and any such consultants.

4.	Covenants of the Dealer-Manager. The Dealer-Manager covenants and agrees with the Company that:

4.1.

In connection with the offer and sale of the Shares, the Dealer-Manager will comply with all requirements imposed upon it by the Securities Act and the Exchange Act, by the rules and regulations of the SEC promulgated thereunder or other federal regulations applicable to the offering, the sale of Shares or its other activities in connection therewith, and by all applicable state securities laws and regulations, as from time to time in effect, and by this Agreement, and the Dealer-Manager will deliver a copy of the Offering Memorandum (as numbered and/or otherwise coded by the Company) to each potential investor. The Dealer-Manager will not deliver to any potential investor or any other person any copy (or other reproduction) of the Offering Memorandum that is not so numbered and/or otherwise coded and that is not specifically identified as being delivered to such person. The Dealer-Manager will not offer the Shares for sale in any jurisdiction unless and until it has been advised that the offer and sale of the Shares are exempt from the registration provisions of the securities and other laws of such jurisdiction applicable thereto.

4.2.

The Dealer-Manager will use its best efforts (a) to ensure that only persons who are accredited investors receive a copy of the Offering Memorandum, if such person is being or will be approached as a potential investor and (b) without limitation, to comply with applicable requirements of Regulation D relating to prohibitions on general solicitation and advertising in connection with the offer and sale of the Shares. The Dealer-Manager shall prepare, maintain and furnish to the Company specific information (in the form of a detailed register or other list) about each person to whom a copy of the Offering Memorandum is delivered by the Dealer-Manager (or by any person acting on its behalf) and, in the case of each person who is being approached as a potential investor, information about the basis on which a pre-delivery assessment was made that such person is an accredited investor and such delivery is consistent with the requirements of Regulation D.

4.3.

The Dealer-Manager will provide the Company with such information relating to the offer and sale of the Shares by it as the Company may from time to time reasonably request or as may be requested to enable the Company to prepare such reports of sale as may be required to be filed under applicable Federal or state securities laws.

4.4.

The Dealer-Manager will make no representations concerning the offering except as set forth in the Offering Memorandum or as otherwise approved in writing by the Company expressly for use in connection with the offering.

4.5.

In accordance with requirements of Regulation D for the conduct of the offering as a private placement that is exempt from registration under the Securities Act, the Dealer-Manager agrees that any potential investor to whom a copy of the Offering Memorandum is delivered shall be informed of his or her right to ask questions of (and to receive answers or other information from) the Company with respect to the Shares, the offering, the Company or any related matter, to the extent the Company can provide such answers or information without unreasonable expense or effort. The Dealer-Manager agrees to take appropriate actions to ensure that each such potential investor is so informed and is provided the opportunity to exercise such right, including by notifying the Company of any request made by a potential investor in the exercise of such right.

5.	Obligations and Compensation of Dealer-Manager.

5.1.

The Company hereby appoints the Dealer-Manager as its agent during the Offering Period (as defined in Section 5.3) for the purpose of finding, on a best efforts, confidential private placement basis, accredited investors to purchase the Shares for cash through the Broker/Dealers and the Registered Investment Advisers. The Dealer-Manager may also arrange for the sale of Shares for cash directly to its own clients and customers at the offering prices and subject to the terms and conditions stated in the Offering Memorandum. The Dealer-Manager hereby accepts such agency and agrees to use its best efforts to find accredited investors for the Shares on said terms and conditions, commencing as soon as practicable.

5.2.

The Dealer-Manager agrees to execute and be bound by the terms of the Escrow Agreement dated as of September 15, 2005 among Wachovia Bank, N.A., as escrow agent, the Dealer-Manager and the Company, in substantially the form attached hereto as Exhibit C.

5.3.

The “Offering Period” shall mean that period during which Shares may be offered for sale, commencing on the date hereof, during which period offers and sales of the Shares shall occur continuously unless and until the offering is terminated as provided in Section 11 hereof, except that the Dealer-Manager shall suspend or terminate offering of the Shares upon request of the Company at any time and shall resume offering the Shares upon subsequent request of the Company. The Offering Period shall in all events terminate upon the sale of all of the Shares. Upon termination of the Offering Period, the Dealer-Manager’s agency and this Agreement shall terminate without further obligation on the part of the Dealer-Manager or the Company, except as set forth in this Agreement.

5.4.

Except as may be provided in the “Plan of Distribution” section of the Offering Memorandum, as compensation for the services to be performed by the Dealer-Manager, the Company agrees that it will pay to the Dealer-Manager selling commissions plus a Dealer-Manager fee as set forth in the table and following description below. Unless otherwise indicated, all references to “base price” or “gross offering proceeds” per Share below and elsewhere in this Agreement shall mean $1,000 per Share, and all percentages expressed in the table below and elsewhere in this Agreement will be calculated on the $1,000 base price per Share.

Distribution Channel	Selling Commissions	Dealer-Manager Fee
Registered Investment Advisers	0.0%	0.75%
Broker/Dealers	4.0%	1.5%

The Dealer-Manager hereby agrees to waive its Dealer-Manager fee for sales of Shares to investors who are employees of a Company affiliate (or immediate family members of such employees).

The amount of selling commissions paid to the Dealer-Manager (and the resulting sales price per Share to investors) on sales of Shares by Broker/Dealers shall be reduced on aggregate purchases of more than 500 Shares by a single investor (regardless of when each purchase is made by such investor during the offering period) as set forth in the table below.

No. of Shares	Commission Percentage	Price Per Share

501 to 1,000	3%	$990.00

1,001 to 1,500	2%	$980.00

Above 1,500	1%	$970.00

The Company will also reimburse the Dealer-Manager for its reimbursement of the bona fide due diligence expenses of Broker/Dealers engaged by the Dealer-Manager in an amount up to 0.5% of the gross offering proceeds from sales of Shares attributable to such Broker/Dealers.

Notwithstanding the foregoing, no commissions, payments or amounts whatsoever will be paid to the Dealer-Manager under this Section 5.4 unless or until 10,000 Shares have been sold in the Offering (the “Minimum Offering”). Until the Minimum Offering is obtained, subscription funds received from investors will be held in escrow. If the Minimum Offering is not obtained within the time periods specified in the Offering Memorandum, subscription funds will be returned to the investors in accordance with the Offering Memorandum. The Company will not be liable or responsible to any Broker/Dealer for direct payment of commissions to such Broker/Dealer, it being the sole and exclusive responsibility of the Dealer-Manager for payment of commissions to Broker/Dealers. Notwithstanding the above, in its discretion (if requested by the Dealer-Manager), the Company may make (or cause to be made) direct payment of commissions to such Broker/Dealers, on behalf of the Dealer-Manager, without incurring any liability therefor.

5.5.

The Dealer-Manager will not represent or imply that Wachovia Bank, N.A., as the escrow agent identified in the Offering Memorandum, has investigated the desirability or advisability of an investment in the Company or has approved, endorsed or passed upon the merits of the Shares or the Company, nor will the Dealer-Manager use the name of said escrow agent in any manner whatsoever in connection with the offer or sale of the Shares other than by acknowledgment that it has agreed to serve as escrow agent.

6.	Indemnification.

6.1.

The Company will indemnify and hold harmless the Broker/Dealers, the Registered Investment Advisers and the Dealer-Manager, their officers and directors (and persons holding equivalent positions) and each person, if any, who controls any such Broker/Dealer, Registered Investment Adviser or the Dealer-Manager within the meaning of Section 15 of the Securities Act (the “Indemnified Persons”) from and against any losses, claims, damages or liabilities (“Losses”), joint or several, to which such Indemnified Persons may become subject, under the Securities Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon (a) any untrue statement or alleged untrue statement of a material fact contained (i) in the Offering

Memorandum or any amendment or supplement thereto or in the Offering Memorandum or (ii) in any blue sky application or other document executed by the Company or on its behalf specifically for the purpose of exempting the offer and sale of the Shares from the qualification or registration provisions under the securities laws of any jurisdiction or based upon written information furnished by the Company under the securities laws thereof (any such application, document or information being hereinafter called a “Blue Sky Application”); (b) the omission or alleged omission to state in the Offering Memorandum or any amendment or supplement thereto or in any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading; or (c) any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company will reimburse each Indemnified Person for any legal or other expenses reasonably incurred by such Indemnified Person in connection with investigating or defending such Loss, Notwithstanding the foregoing provisions of this Section 6.1, the Company will not be liable in any such case to the extent that any such Loss or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished (x) to the Company by the Dealer-Manager or (y) to the Company or the Dealer-Manager by or on behalf of any Broker/Dealer or Registered Investment Adviser specifically for use in the preparation of the Offering Memorandum or any amendment or supplement thereto or any such Blue Sky Application, and, further, the Company will not be liable in any such case if it is determined that such Broker/Dealer, Registered Investment Adviser or the Dealer-Manager was at fault in connection with the Loss, expense or action. Notwithstanding the foregoing, the Company shall not indemnify or hold harmless an Indemnified Person for any Losses or expenses arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (a) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular Indemnified Person; (b) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular Indemnified Person; and (c) a court of competent jurisdiction approves a settlement of the claims against a particular Indemnified Person and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which the Shares were offered or sold as to indemnification for violations of securities laws.

6.2.

The Dealer-Manager will indemnify and hold harmless the Company, its sponsor, its manager, and each director and officer (and any person holding an equivalent position) thereof, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act (each a “Company Indemnitee”), from and against any Losses to which any of the Company Indemnitees may become subject, under the Securities Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon (a) any untrue statement of a material fact contained (i) in the Offering Memorandum or any amendment or supplement thereto or (ii) any Blue Sky Application; (b) the omission to state in the Offering Memorandum or any amendment or supplement thereto or in any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of each of clauses (a) and (b) to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Dealer-Manager specifically for use with reference to the Dealer-Manager in the preparation of the Offering Memorandum or any such amendments or supplements thereto or any such Blue Sky Application; (c) any failure to comply with the covenants in Section 4 of this Agreement; or (d) any unauthorized use of sales materials or use of unauthorized verbal representations concerning the Shares by the Dealer-Manager. The Dealer-Manager will reimburse the aforesaid parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending such Loss, expense or action. This indemnity agreement will be in addition to any liability that the Dealer-Manager may otherwise have.

6.3.

Each Broker/Dealer and Registered Investment Adviser severally will indemnify and hold harmless the Company, its sponsor and its manager, the Dealer-Manager, each of their officers and directors (and persons holding equivalent positions), and each person, if any, who controls the Company and the Dealer-Manager within the meaning of Section 15 of the Securities Act (each, a “Broker/Dealer or RIA Indemnified Person”) from and against any Losses to which a Broker/Dealer or RIA Indemnified Person may become subject, under the Securities Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon (a) any untrue statement or alleged untrue statement of a material fact contained (i) in the Offering Memorandum or any amendment or supplement thereto or (ii) in any Blue Sky Application; (b) the omission or alleged omission to state in the Offering Memorandum or any amendment or supplement thereto or in any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of each of clauses (a) and (b) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or the Dealer-Manager by or on behalf of such Broker/Dealer or Registered Investment Adviser specifically for use with reference to such Broker/Dealer or Registered Investment Adviser in the preparation of the Offering Memorandum or any such amendments or supplements thereto or any such Blue Sky Application; or (c) any unauthorized use of sales materials or use of unauthorized verbal representations concerning the Shares by such Broker/Dealer or Registered Investment Adviser or their respective representatives or agents in violation of Section VII of the Selected Dealer Agreement as to Broker/Dealers, Section V of the RIA Placement Agreement as to Registered Investment Advisers, or otherwise. Each such Broker/Dealer or Registered Investment Adviser will reimburse each Broker/Dealer/RIA Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss, expense or action. This indemnity agreement will be in addition to any liability that such Broker/Dealer or Registered Investment Adviser may otherwise have.

6.4.

Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, notify in writing the indemnifying party of the commencement thereof. The failure of an indemnified party so to notify the indemnifying party will relieve the indemnifying party from any liability under this Section 6 as to the particular item for which indemnification is then being sought, but not from any other liability that it may have to any indemnified party. If any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled, to the extent it may wish, jointly with any other indemnifying party similarly notified, to participate in the defense thereof, with separate counsel. Such participation shall not relieve such indemnifying party of the obligation to reimburse the indemnified party for reasonable legal and other expenses (subject to Section 6.5) incurred by such indemnified party in defending itself, except for such expenses incurred after the indemnifying party has deposited funds sufficient to effect the settlement, with prejudice, of the claim in respect of which indemnity is sought. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party. Any indemnified party shall not be bound to perform or refrain from performing any act pursuant to the terms of any settlement of any claim or action effected without the consent of such indemnified party.

6.5.

The indemnifying party shall pay all legal fees and expenses of the indemnified party in the defense of such claims or actions; provided, however, that the indemnifying party shall not be obliged to pay legal expenses and fees to more than one law firm in connection with the defense of similar claims arising out of the same alleged acts or omissions giving rise to such claims notwithstanding that such actions or claims are alleged or brought by one or more parties against more than one indemnified party. If such claims or actions are alleged or brought against more than one indemnified party, then the indemnifying party shall only be obliged to reimburse the expenses and fees of the one law firm that has been selected by a majority of the indemnified parties against which such action is finally brought; and if a majority of such indemnified parties is unable to agree on which law firm for which expenses or fees will be reimbursable by the indemnifying party, then payment shall be made to the first law firm of record representing an indemnified party against the action or claim. Such law firm shall be paid only to the extent of services performed by such law firm, and no reimbursement shall be payable to such law firm on account of legal services performed by another law firm.

6.6.

If the indemnity agreements contained in this Section 6 are for any reason unavailable or insufficient to hold harmless an indemnified party in respect of any Losses or expenses referred to herein, then each indemnifying party shall contribute to the aggregate amount of such Losses and expenses incurred by such indemnified party, as incurred, (a) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Dealer-Manager or Broker/Dealer or Registered Investment Adviser, on the other hand, from the offering of the Shares in question or (b) if the allocation provided by clause (a) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) but also the relative fault of the Company, on the one hand, and of the Dealer-Manager or Broker/Dealer or Registered Investment Adviser, on the other hand, in connection with the statements or omissions that resulted in such Losses or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Company, on the one hand, and the Dealer-Manager or Broker/Dealer or Registered Investment Adviser, on the other hand, in connection with the Offering shall be deemed to be in the same respective proportions as (a) the total net proceeds from the offering (before deducting expenses) received by the Company and (b) the total selling commission and any Dealer-Manager fee actually received by the Dealer-Manager or Broker/Dealer or Registered Investment Adviser, and in the case of a Registered Investment Adviser, the amount of compensation received by it from its customers in respect of the sale of Shares to such customers, bear to the aggregate offering price of the Shares sold. The relative fault of the Company, on the one hand, and the Dealer-Manager or Broker/Dealer or Registered Investment Adviser, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Dealer-Manager or Broker/Dealer or Registered Investment Adviser, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. It is understood that it would not be just and equitable if contribution pursuant to this Section 6.6 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 6.6. The aggregate amount of Losses and expenses incurred by an indemnified party and referred to above in this Section 6.6 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 6.6, the Dealer-Manager or Broker/Dealer or Registered Investment Adviser, shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares sold by it exceeds the amount of any damages that such Dealer-Manager or the Broker/Dealer or Registered Investment Adviser has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 6.6, the Company’s sponsor, manager and their directors and executive officers (and persons holding equivalent positions), and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, shall have the same rights to contribution as the Company, and each director and officer (and any person holding an equivalent position) and each person, if any, who controls the Dealer-Manager or any Broker/Dealer or Registered Investment Adviser, within the meaning of Section 15 of the Securities Act, shall have the same rights to contribution as the Dealer-Manager or such Broker/Dealer or Registered Investment Adviser.

7.	Survival of Provisions.

7.1.

The respective agreements, representations and warranties of the Company and the Dealer-Manager set forth in this Agreement shall remain operative and in full force and effect regardless of (a) any investigation made by or on behalf of the Dealer-Manager or any Broker/Dealer or Registered Investment Adviser, or any person controlling the Dealer-Manager or any Broker/Dealer or Registered Investment Adviser, or by or on behalf of the Company or any person controlling the Company, and (b) the acceptance of any payment for the Shares.

7.2.	The obligations of the Company to pay the Dealer-Manager pursuant to Section 5.4, Section 5.5 and Sections 6 through 10 shall survive the termination of this Agreement.

8.

Applicable Law. This Agreement is executed and delivered in, and its validity, interpretation and construction shall be governed by, the laws of the State of Georgia; provided, however, that causes of action for violations of federal or state securities laws shall not be governed by this Section.

9.

Counterparts. This Agreement may be executed in any number of counterparts. Each counterpart, when executed and delivered, shall be an original contract, but all counterparts, when taken together, shall constitute one and the same Agreement.

10.	Successors and Amendment.

10.1.

This Agreement shall inure to the benefit of and be binding upon the Dealer-Manager and the Company and their respective successors. Nothing in this Agreement is intended or shall be construed to give to any other person any right, remedy or claim, except as otherwise specifically provided herein. This Agreement also shall inure to the benefit of Broker/Dealers and Registered Investment Advisers, when and as engaged by the Dealer-Manager, to the extent set forth in Sections 1, 5 and 6 hereof.

10.2.	This Agreement may be amended only by the written agreement of the Dealer-Manager and the Company.

11.	Term. Any party to this Agreement shall have the right to terminate this Agreement on 60 days’ written notice.

12.

Confirmation of Admission of Investors. The Company hereby agrees and assumes the duty to provide written notification to each subscriber for Shares who has been accepted as an investor, and thus has been admitted as a member of the Company, of such acceptance within a reasonable period of time thereof.

13.

Suitability of Investors. The Dealer-Manager will offer the Shares on a best efforts, confidential private placement basis, and in its agreements with Broker/Dealers or Registered Investment Advisers, will require that such persons offer Shares, only to persons who are accredited investors and who meet any suitability requirements set forth in the Offering Memorandum or in any suitability letter or memorandum sent to it by the Company, and will only make offers to persons in such jurisdictions in which it is advised in writing that the offer and sale of the Shares is exempt from the qualification and registration provisions of the securities law of such jurisdictions. In offering the Shares, the Dealer-Manager will (and in its agreements with Broker/Dealers or Registered Investment Advisers, the Dealer-Manager will require that such persons) comply with the provisions of all applicable rules and regulations relating to exemption from the registration provisions of the Securities Act and the securities laws of applicable jurisdictions, including, without limitation, the provisions relating thereto set forth in Section 4 hereof.

14.	Submission of Orders.

14.1.

Accredited investors who subscribe to purchase the Shares will be instructed by the Dealer-Manager or the Broker/Dealer or Registered Investment Adviser, as the case may be, to make their checks (or other medium of payment, herein referred to as a “check”) payable to “Wells Value-Added Fund I (Special Account).” The Dealer-Manager and any Broker/Dealer or Registered Investment Adviser who receives a check not conforming to the foregoing instructions shall return such check directly to such subscriber not later than the end of the next business day following its receipt. Checks received by the Dealer-Manager or Broker/Dealer or Registered Investment Adviser that conform to the foregoing instructions shall be transmitted for deposit pursuant to one of the methods described in this Section 14.

14.2.

Where, pursuant to a Broker/Dealer’s or Registered Investment Adviser’s internal supervisory procedures, internal supervisory review is conducted at the same location at which subscription documents and checks are received from subscribers, checks will be transmitted by the end of the next business day following receipt by the Broker/Dealer or Registered Investment Adviser (i) to the Dealer-Manager or (ii) if directed by the Dealer-Manager, either to the escrow agent for the Company or, after the Minimum Offering has been achieved, to the special segregated account to be established by the Dealer-Manager with Wachovia Bank, N.A., or such other financial institution designated by the Company, for purposes of the offering (the “Special Segregated Account”).

14.3.

Where, pursuant to a Broker/Dealer’s internal supervisory procedures, final internal supervisory review is conducted at a different location, checks will be transmitted by the end of the next business day following receipt by the Broker/Dealer to the office of such agent conducting such final internal supervisory review (the “Final Review Office”). The Final Review Office will in turn by the end of the next business day following receipt by the Final Review Office, transmit such checks (i) to the Dealer-Manager or (ii) if directed by the Dealer-Manager, either to the escrow agent for the Company or, after the Minimum Offering has been achieved, to the Special Segregated Account.

14.4.

Where the Dealer-Manager is involved directly in making a sale of Shares, or where the Dealer-Manager receives checks from a Broker/Dealer or Registered Investment Adviser, checks will be transmitted by the Dealer-Manager for deposit either to the escrow agent for the Company or, after the Minimum Offering has been achieved, to the Special Segregated Account, as soon as practicable, but in any event by noon of the next business day following receipt by the Dealer-Manager. Checks of rejected potential investors will be promptly returned to such potential investors.

[Signatures on Next Page]

If the foregoing correctly sets forth our understanding, please indicate your acceptance in the-space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between us as of the date first above written.

Very truly yours,

WELLS MID-HORIZON VALUE-ADDED FUND I, LLC

By:	Wells Investment Management Company, LLC,
its Manager

By:
Kevin A. Hoover
President

Accepted and agreed, as of the date first above written:

WELLS INVESTMENT SECURITIES, INC.

By:
Philip M. Taylor President

Exhibit A

WELLS MID-HORIZON VALUE-ADDED FUND I, LLC

Up to $150,000,000 of Shares of Membership Interests

SELECTED DEALER AGREEMENT

                                             , 2005

To the Broker/Dealer Identified

on the Signature Page Hereto:

Wells Investment Securities, Inc., as the dealer-manager (“Dealer-Manager”) for Wells Mid-Horizon Value-Added Fund I, LLC, a Georgia limited liability company (the “Company”), invites you (sometimes referred to as “Broker/Dealer”) to participate in the offering of shares of membership interests of the Company (the “Shares”), on a confidential private placement basis, exclusively to accredited investors (as defined herein) subject to the following terms:

I.	Dealer-Manager Agreement

The Dealer-Manager and the Company have entered into that certain Dealer-Manager Agreement dated September 15, 2005, a copy of which is provided herewith. By your execution and acceptance of this Agreement, you will become one of the Broker/Dealers referred to in the Dealer-Manager Agreement and hereby make, as to yourself, the representations and warranties contained in Section 2, the covenants contained in Section 4, and the indemnity agreements contained in Section 6.3 of the Dealer-Manager Agreement, and otherwise will be entitled to and subject to the indemnification provisions contained in the Dealer-Manager Agreement, including the provisions wherein the Broker/Dealers severally agree to indemnify and hold harmless the Company, its sponsor, its manager, the Dealer-Manager and each officer and director (and any person holding an equivalent position) thereof, and each person, if any, who controls the Company and the Dealer-Manager within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Except as otherwise specifically stated herein, all terms used in this Agreement have the meanings provided in the Dealer-Manager Agreement.

Broker/Dealer hereby agrees to use its best efforts to sell the Shares on a confidential private placement basis only to “accredited investors,” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act, for cash in accordance with the terms of the Confidential Private Placement Memorandum of the Company, which is comprised of the Confidential Private Placement Circular, together with the Confidential Supplemental Disclosure Memorandum, each dated September 15, 2005 (and as same may have been amended or supplemented through the date hereof, the “Offering Memorandum”). Nothing in this Agreement shall be deemed or construed to make Broker/Dealer an employee, agent, representative or partner of the Dealer-Manager or of the Company, and Broker/Dealer is not authorized to act for the Dealer-Manager or the Company or to make any representations on their behalf except as set forth in the Offering Memorandum and such other printed information furnished to Broker/Dealer by the Dealer-Manager or the Company to supplement the Offering Memorandum (“Supplemental Information”).

II.	Submission of Orders

Accredited investors who subscribe to purchase Shares will be instructed by Broker/Dealer to make their checks (or other medium of payment, herein referred to as a “check”) payable to “Wells Value-Added Fund I (Special Account).” If Broker/Dealer receives a check not conforming to the foregoing instructions, Broker/Dealer shall return such check directly to such subscriber not later than the end of the next business day following its receipt. Checks received by Broker/Dealer that conform to the foregoing instructions shall be transmitted for deposit pursuant to one of the follow methods:

(a)        Where, pursuant to Broker/Dealer’s internal supervisory procedures, internal supervisory review is conducted at the same location at which subscription documents and checks are received from subscribers, checks will be transmitted by the end of the next business day following receipt by Broker/Dealer (i) to the Dealer-Manager or (ii) if directed by the Dealer-Manager, either to the escrow agent for the Company or, after the Minimum Offering has been achieved, to the Special Segregated Account as defined in the Dealer-Manager Agreement.

(b)        Where, pursuant to Broker/Dealer’s internal supervisory procedures, final internal supervisory review is conducted at a different location, checks will be transmitted by the end of the next business day following receipt by Broker/Dealer to the office of Broker/Dealer conducting such final internal supervisory review (the “Final Review Office”). The Final Review Office will in turn, by the end of the next business day following receipt by the Final Review Office, transmit such checks (i) to the Dealer-Manager or (ii) if directed by the Dealer-Manager, either to the escrow agent for the Company or, after the Minimum Offering has been achieved, to the Special Segregated Account.

Subscription documents from an investor whose check or other payment of subscription funds has been transmitted to the Dealer-Manager (or, at the direction of the Dealer-Manager, either to the escrow agent or the Special Segregated Account) will be transmitted simultaneously to the Dealer-Manager by hand delivery or by a nationally recognized overnight courier company for delivery not later than the second business day after transmission.

III.	Pricing

Except as otherwise indicated in the Offering Memorandum, or with respect to the volume discounts or sales to employees and affiliates of the Broker/Dealer as described below, Broker/Dealer agrees to sell the Shares for a per Share cash price of $1,000 per Share. With respect to aggregate purchases by a particular investor of more than 500 Shares from the Broker/Dealer, regardless of when the purchase is made during the offering period, Broker/Dealer agrees to sell such additional number of Shares at the reduced cash price per Share set forth below, such reduced price reflecting the reduction in the amount of commission on such sale of Shares indicated below:

No. of Shares	Commission Percentage	Price Per Share

501 to 1,000	3%	$990.00

1,001 to 1,500	2%	$980.00

Above 1,500	1%	$970.00

In addition, Broker/Dealer may waive, on purchases of Shares by employees or other affiliates of Broker/Dealer, all or a portion of the commission that otherwise would be paid or reallowed to Broker/Dealer by the Dealer-Manager on account of such sales, thereby resulting in a reduced price per Share for sales to such persons in an amount equal to the portion of the commission so waived.

IV.	Commissions and Other Reallowances

Broker/Dealer’s selling commission for its sale of Shares will be 4% with respect to the first 500 Shares sold to a particular investor, and reduced to 3%, 2% and 1% on sales above 500 Shares as set forth in Section III hereof, which commission will be paid by the Dealer-Manager. Commissions payable are calculated as a percentage of the base price of $1,000.00 per Share, regardless of the actual per Share price paid by an investor. Therefore, commissions payable at the 4%, 3%, 2% and 1% rates are equal to $40, $30, $20 and $10 per Share, respectively. For these purposes, a “sale of Shares” shall occur if and only if a transaction has closed with a securities purchaser pursuant to the applicable offering and subscription documents, and the Company has thereafter caused the amount of the commission to be distributed to the Dealer-Manager in connection with such transaction. Broker/Dealer hereby waives any and all rights to receive payment of commissions until such time as the Dealer-Manager is in receipt of the commissions from the Company or its designee. Broker/Dealer affirms that the Dealer-Manager’s liability for commissions payable is limited solely to the proceeds of commissions receivable associated therewith.

As set forth in the Offering Memorandum, the Dealer-Manager may reallow a portion of its Dealer-Manager fee (up to one-half thereof, or 0.75% of gross offering proceeds) as marketing fees to Broker/Dealer, subject to compliance with the terms of this Agreement (and any separately executed marketing fee agreement) between the Dealer-Manager and Broker/Dealer. The Dealer-Manager also may reimburse bona fide due diligence expenses of Broker/Dealer in an amount up to 0.5% of the gross offering proceeds.

The parties hereby agree that the foregoing commissions and other reallowances are not in excess of the usual and customary distributor’s or seller’s commission received in the sale of securities similar to the Shares, that Broker/Dealer’s interest in the offering is limited to such commission from the Dealer-Manager, Broker/Dealer’s indemnity referred to in Section 6 of the Dealer-Manager Agreement, and the Sponsoring Member’s carried interest sharing agreement described in the Offering Memorandum, and that the Company is not liable or responsible for the direct payment of such commission or other amount to Broker/Dealer.

V.	Payment

Payments of selling commissions or reallowance of a portion of the Dealer-Manager fee will be made by the Dealer-Manager (or by the Company or its designee on behalf of the Dealer-Manager as provided in the Dealer-Manager Agreement) to Broker/Dealer within 30 days of the receipt thereof by the Dealer-Manager. Broker/Dealer acknowledges that if the Company or its designee pays selling commissions to the Dealer-Manager, the Company is relieved of any obligation for selling commissions to Broker/Dealer. The Company may rely on and use the preceding acknowledgement as a defense against any claim by Broker/Dealer for selling commissions the Company or its designee pays to the Dealer-Manager but that the Dealer-Manager fails to remit to Broker/Dealer.

VI.	Right to Reject Orders

All orders, whether initial or additional, are subject to acceptance, and will only become effective upon confirmation, by the Company, which reserves the right to reject any order. Orders may be rejected by the Company or the Dealer-Manager if they are not accompanied by the required subscription documents in good order, including but not limited to a Subscription Agreement Signature Page and the required check in payment for the Shares. Pending the sale of 10,000 Shares in the offering (“Minimum Offering”), subscription funds will be held in an escrow account as described in the “Plan of Distribution” section of the Offering Memorandum. After the Minimum Offering has been reached, the Shares for which subscriptions to purchase have been accepted by the Company will be issued in book entry form on the records of the Company. If a subscription is rejected, canceled or rescinded for any reason, Broker/Dealer agrees to return to the Dealer-Manager any commission theretofore paid with respect to such order.

VII.	Offering Memorandum and Supplemental Information

Broker/Dealer is not authorized or permitted to give, and will not give, any information or make any representation concerning the Shares except as set forth in the Offering Memorandum and Supplemental Information. The Dealer-Manager, upon receipt of a completed Certificate of Representative (“COR”) (a copy of which is attached as Exhibit “I”), will supply Broker/Dealer with a numbered and labeled Offering Memorandum, as well as any Supplemental Information, for delivery to investor named in the COR. Broker/Dealer will deliver a copy of the Offering Memorandum and all supplements or amendments thereto to each investor to whom an offer is made prior to or simultaneously with the first solicitation of an offer to sell the Shares to a potential accredited investor. The Broker/Dealer agrees that it will not send or give any supplement or amendment to the Offering Memorandum (or any Supplemental Information) to an investor unless it has previously sent or given an Offering Memorandum and all prior supplements and amendments to the Offering Memorandum to that investor or has. simultaneously sent or given an Offering Memorandum and all supplements and amendments to the Offering Memorandum with such Supplemental Information.

Broker/Dealer agrees that it will not reproduce or show or give to any investor or prospective investor any material or writing that is supplied to it by the Dealer-Manager and marked “Broker/Dealer Only” or otherwise bearing a legend denoting that it is not to be used in connection with the sale of the Shares to accredited investors. Broker/Dealer agrees that it will not use, in connection with the offer or sale of the Shares, any material or writing that relates to another company supplied to it by the Company or the Dealer-Manager bearing a legend that states that such material may not be used in connection with the offer or sale of any securities other than the company to which it relates. Broker/Dealer further agrees that it will not use in connection with the offer or sale of the Shares any materials or writings that have not been previously approved by the Dealer-Manager.

In participating in the offering of the Shares, Broker/Dealer agrees to comply with all applicable requirements under the securities laws of all other applicable jurisdictions, the Exchange Act and the Securities Act.

VIII.	License, Association Membership and Compliance

(a)        Broker/Dealer’s acceptance of this Agreement constitutes a representation to the Company and the Dealer-Manager that Broker/Dealer is a duly registered or licensed broker/dealer, duly authorized to sell the Shares under Federal and state securities laws and regulations and in all states where it offers or sells the Shares, that it is a member in good standing of the NASD, and that it will abide by any applicable provision of the Rules of Fair Practice of the NASD and to comply with Rules 2730, 2740, 2750 and 2430 of the NASD Conduct Rules in participating in the offering.

(b)        The Dealer-Manager represents and warrants to Broker/Dealer that the Dealer-Manager is a duly registered or licensed broker/dealer, duly authorized to sell the Shares under Federal and state securities laws and regulations and in all states where it offers or sells Shares, and that it is a member of the NASD. The Dealer-Manager hereby agrees to abide by any applicable provision of the Rules of Fair Practice of the NASD and to comply with Rules 2730, 2740, 2750 and 2430 of the NASD Conduct Rules.

(c)        This Agreement shall automatically terminate if either the Dealer-Manager or Broker/Dealer ceases to be a member in good standing of the NASD. Each party agrees to notify the other party immediately if it ceases to be a member in good standing.

IX.	Anti-Money Laundering Compliance Programs

Broker/Dealer’s acceptance of this Agreement constitutes a representation to the Company and the Dealer-Manager that Broker/Dealer has established and implemented an anti-money laundering compliance program (“AML Program”) in accordance with applicable law, including NASD Rule 3011, SEC Rules and Section 352 of the Money Laundering Abatement Act, that, among other things, is reasonably expected to detect and cause the reporting of suspicious transactions in connection with the sale of the Shares. Broker/Dealer hereby agrees (a) if requested by the Dealer-Manager, to furnish a copy of its AML Program to the Dealer-Manager for review, (b) to promptly notify the Dealer-Manager of any material change to its AML Program, and (c) to update and revise its AML Program as necessary or prudent to maintain compliance with all such laws and regulations.

X.	Limitation of Offer

The Shares shall be offered and sold on a confidential private placement basis by Broker/Dealer only to accredited investors. Broker/Dealer agrees to certify to the Dealer-Manager that each investor is an accredited investor to whom its sells Shares and has met any suitability requirements set forth in the Offering Memorandum or in any suitability letter or memorandum sent to Broker/Dealer by the Company or the Dealer-Manager, and that the investment in the Shares is a suitable and appropriate investment for the investor. Broker/Dealer will make offers only to investors in the states in which it is advised in writing that the Shares are qualified for sale or that such qualification is not required. In participating in the offering of the Shares, the Broker/Dealer will comply with applicable rules and regulations relating to the determination of suitability of accredited investors. In order to evidence this suitability determination, Broker/Dealer agrees to execute such form as the Dealer-Manager may require with respect to any accredited investor who purchases the Shares. In offering Shares, Broker/Dealer will also comply with applicable Rules of Fair Practice of the NASD.

XI.	Privacy Laws

The Dealer-Manager and Broker/Dealer agree to abide by and comply with (a) the privacy standards and requirements of the Gramm-Leach-Bliley Act of 1999 (“GLB Act”), (b) the privacy standards and requirements of any other applicable Federal or state law, (c) its own internal privacy policies and procedures, and (d) Broker/Dealer agrees to abide by and comply with the privacy policies and procedures of Wells Real Estate Funds, Inc. (“Wells REF”) and its affiliates as posted on the Wells REF website or as otherwise published, each as may be amended from time to time.

XII.	Termination; Assignment

Broker/Dealer will suspend or terminate its offer and sale of the Shares upon the request of the Company or the Dealer-Manager at any time and will resume its offer and sale of the Shares hereunder upon subsequent request of the Company or the Dealer-Manager. Any party may terminate this Agreement by written notice. Such termination shall be effective 48 hours after the giving of such notice.

This Agreement is the entire agreement of the parties and supersedes all prior agreements, if any, between the parties hereto relating to the subject matter hereof and shall bind and inure to the benefit of the successors and permitted assigns of the parties hereto.

This Agreement may be amended at any time by the Dealer-Manager by written notice to Broker/Dealer, and any such amendment shall be deemed accepted by Broker/Dealer upon placing an order for sale of the Shares after Broker/Dealer has received such notice. Broker/Dealer may not assign, in whole or in part, this Agreement or its rights and obligations under this Agreement without the prior written consent of the Dealer-Manager.

XIII.	Confidentiality

Broker/Dealer acknowledges that the information contained in the Offering Memorandum is highly confidential (the “Confidential Information”) and shall be treated as such. Broker/Dealer agrees not to use, release, disseminate, reproduce, misuse or misappropriate (for Broker/Dealer’s benefit or the benefit of any other person or entity) or transfer, either verbally or by any other means, any part of the Confidential Information to any other person or entity, other than (a) to prospective offerees in accordance with the Offering Memorandum, or (b) to any accountant, attorney or other professional specifically retained by Broker/Dealer to assist it in evaluating the Confidential Information. If Broker/Dealer retains an accountant, attorney or other professional to provide advice in connection with the evaluation of the Confidential Information, Broker/Dealer agrees to obtain from any such person who receives Confidential Information a commitment to maintain the confidentiality of such information in accordance with the terms of this Section XIII. Broker/Dealer covenants that it will return all Confidential Information upon the request of the Company or the Dealer-Manager and in the event of the termination of this Agreement.

XIV.	Notice

Except as otherwise provided in this Agreement, all notices, requests, consents and other communications under this Agreement shall be in writing and shall be delivered by hand, by facsimile transmission, by overnight mail or nationally recognized courier service, or by first-class certified or registered mail, return receipt requested, postage prepaid: (a) if to the Dealer-Manager, at 6200 The Corners Parkway, Norcross, Georgia 30092-3365, Attention: Kirk A. Montgomery, and (b) if to Broker/Dealer, at the address specified by Broker/Dealer on the Broker/Dealer Signature page to this Agreement, or such other address that a party may designate in writing to the other party in accordance with this Section XIV. Notices provided in accordance with this Section XIV shall be deemed delivered upon personal delivery, receipt by telecopy or overnight mail, or seven business days after deposit in the mail in accordance with the above.

XV.	Survival

The respective indemnities, representations, warranties and covenants of Broker/Dealer and the Dealer-Manager as set forth in this Agreement shall remain in full force and effect and shall survive the termination of this Agreement,

XVI.	Headings

The headings of the sections of this Agreement are used for convenience only and shall not affect the meaning or construction of the contents of this Agreement.

XVII.	Enforcement

The failure to enforce or to require the performance at any time of any of the provisions of this Agreement shall in no way be construed to be a waiver of such provisions, and shall not affect either the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every provision in accordance with the terms of this Agreement.

XVIII.	Severability

If any severable provision of this Agreement is held to be invalid or unenforceable by any judgment of a court of competent jurisdiction, the remainder of this Agreement shall not be affected by such judgment, and this Agreement shall be carried out as nearly as possible according to its original terms and intent.

XIX.	Counterparts

This Agreement may be executed in any number of counterparts, all of which constitute one agreement, and each such counterpart shall be deemed to have been made, executed and delivered on the date first set forth above.

XX.	Attorneys’ Fees and Applicable Law

In any action to enforce the provisions of this Agreement or to secure damages for its breach, the prevailing party shall recover its costs and reasonable attorneys’ fees. This Agreement shall be construed and enforced under the laws of the State of Georgia and shall take effect when signed by both Broker/Dealer and the Dealer-Manager.

If you wish to accept this invitation and be bound by the terms hereof, please indicate your acceptance and agreement by completing and executing the Signature Page that follows below, whereupon this letter shall constitute a binding agreement between us.

Very truly yours,

WELLS INVESTMENT SECURITIES, INC.

By:
Philip M. Taylor
President

BROKER/DEALER SIGNATURE PAGE

We have read the foregoing Selected Dealer Agreement governing the offer and sale of Shares, and we hereby accept and agree to the terms and conditions therein set forth, as of the date first set forth above. We hereby represent that the list below of jurisdictions in which we are registered or licensed as a broker or dealer, and are fully authorized to sell securities, is true and correct, and we agree to advise the Dealer-Manager of any change in such list during the term of this Agreement.

1.	Identity of Broker/Dealer.

Name:

Type of entity:
(to be completed by Broker/Dealer) (corporation, partnership or proprietorship)

Organized in the State of:
(to be completed by Broker/Dealer)

Licensed as Broker/Dealer

in the following States:
(to be completed by Broker/Dealer)

Tax I.D. #:

2.	Person to receive notice pursuant to Section XIV.

Name:

Company:

Address:

City, State and Zip Code:

Telephone No.: ( )

Telefax No.: ( )

e-mail address:

AGREED TO AND ACCEPTED BY BROKER/DEALER:

(Broker/Dealer’s Firm Name)

By:
Signature

Printed Name:	Date:

Title: